Exhibit 99.2

Current NRC Group Owner J.F. Lehman & Company

Announces $50 Million Strategic Investment in Hennessy

Capital’s Proposed Business Combination

NEW YORK – October 2, 2018 – Hennessy Capital Acquisition Corp. III (NYSE American: HCAC.U, HCAC, HCAC.WS) (“HCAC” or the “Company”) today announced that investment affiliates of J.F. Lehman & Company, LLC (“JFLCo”) have committed to a $50 million equity investment in the proposed business combination (the “Business Combination”) with NRC Group Holdings, LLC (“NRC Group”).

“JFLCo’s investment in the Company underscores the compelling opportunity of the proposed business combination,” said Daniel J. Hennessy, Chairman and CEO of HCAC. “JFLCo has owned NRC since 2012 and played an instrumental role in driving the company’s strategy and value creation plan to date, including the merger with Sprint to form NRC Group in June of this year. We expect their representation on our board and now their strategic investment to further support our growth plan.”

Commenting on its investment, JFLCo Partner and planned HCAC Board Member C. Alexander Harman said: “We believe the transaction with HCAC and subsequent public listing will strengthen NRC Group’s ability to achieve its growth targets. NRC Group is a unique business characterized by its consistent and repeatable financial performance and significant barriers to entry. Along with supportive market conditions and a strong industry outlook, we believe this combination to be highly compelling.”

JFLCo’s equity investment, which consists of both preferred and common stock, is being made pursuant to the terms of the previously disclosed subscription agreement dated June 25, 2018 between the Company and JFLCo and will close substantially concurrent with the Business Combination, which the parties expect to complete promptly following HCAC’s special meeting of stockholders scheduled for October 17, 2018.

The Business Combination is subject to customary closing conditions, including Company stockholder approval and the receipt of proceeds from the proposed equity financing activities. Following the satisfaction of these customary closing conditions and upon consummation of the Business Combination, HCAC will trade on the NYSE American under the ticker NRCG.

About NRC Group and JFLCo

NRC Group is a portfolio company of JFLCo, a leading middle-market private equity firm focused exclusively on the aerospace, defense, maritime, government and environmental sectors. NRC Group is a global provider of comprehensive environmental, compliance and waste management services to the marine and rail transportation, general industrial and energy markets. NRC Group’s broad range of capabilities includes standby, environmental and waste disposal services, and enable it to provide a global reach to meet the critical, non-discretionary needs of its more than 5,000 customers across diverse end markets. NRC Group was established in June 2018 through the combination of two businesses, National Response Corporation and Sprint Energy Services, both previously operating separately under the ownership of investment affiliates of JFLCo. For more information, please visit www.nrcc.com. For more information on JFLCo, please visit www.jflpartners.com. No portion of the websites referenced in this paragraph is incorporated by reference into or otherwise deemed to be a part of this news release.

About Hennessy Capital Acquisition Corp. III

Hennessy Capital Acquisition Corp. III is a blank check company founded by Daniel J. Hennessy and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s acquisition and value creation strategy is to identify, acquire and, after its initial business combination, build an industrial/infrastructure manufacturing, distribution or services business.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on October 1, 2018 in connection with the Business Combination and related matters and will mail the definitive proxy statement and other relevant documents to its stockholders as of the October 1, 2018 record date established for voting on the proposed transaction. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because this document will contain important information about the Company, NRC Group and the Business Combination. Stockholders may also obtain a copy of the definitive proxy statement as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by HCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer, 3485 North Pines Way, Suite 110, Wilson, Wyoming 83014 or by telephone at (312) 803-0372.

Participants in the Solicitation

The Company, JFLCo, NRC Group, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination is set forth in the Company’s definitive proxy statement dated October 1, 2018 on file with the SEC. You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on April 2, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Company’s definitive proxy statement, which can be obtained free of charge from the sources indicated above.

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Forward-Looking Statements

This news release includes, or incorporates by reference, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to: (1) references with respect to the anticipated benefits of the Business Combination; (2) the projection of future financial performance of NRC Group, NRC Group’s operating companies and HCAC following the Business Combination; (3) changes in the market for NRC Group’s services and expansion plans and opportunities; (4) future acquisition or additional business combinations; (5) the financing component of the Business Combination, including any related subscription agreements; (6) the sources and uses of cash; (7) the management and board composition of the Company following the Business Combination; (8) the anticipated capitalization and enterprise value of the Company following the Business Combination; (9) the continued listing of the Company’s securities on the NYSE American; and (10) the expected closing date of the Business Combination.

These forward-looking statements are not guarantees of future results and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement, and which include, but are not limited to, the following factors: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement between JFL-NRC-SES and HCAC; (2) the outcome of any legal proceedings that may be instituted against NRC Group, JFLCo or the Company following announcement of the Business Combination and related transactions; (3) the inability to complete the transactions contemplated by the purchase agreement between JFL-NRC-SES and HCAC due to the failure to obtain approval of the stockholders of the Company, consummate the anticipated financing, or satisfy other conditions to the closing of the Business Combination; (4) the ability to obtain or maintain the listing of the Company’s securities on the NYSE American following the Business Combination; (5) the risk that the Business Combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) unexpected costs, charges or expenses related to or resulting from the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that NRC Group or the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks associated with the Business Combination, as more fully discussed in the definitive proxy statement filed by the Company with the SEC on October 1, 2018 in connection with the Business Combination. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this news release, which speak only as of this date. Neither the Company nor JFLCo nor NRC Group undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of the Company, NRC Group, or the combined company, following the implementation of the Business Combination or otherwise. In addition, actual results are subject to other risks identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts:

Hennessy Capital Acquisition Corp. III

Nicholas A. Petruska, Executive Vice President and CFO

(312) 803-0372

npetruska@hennessycapllc.com

or

Liolios Group, Investor Relations

Cody Slach

(949) 574-3860

HCAC@liolios.com

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